-----------------------------------------------------------------------------
                             ARTISAN SMALL CAP FUND
-----------------------------------------------------------------------------

QUARTERLY UPDATE                                                 OCTOBER 1999

Thank you for investing in Artisan Small Cap Fund. We are pleased to present this update for the year's third quarter.

Record trade deficits, uncertainty over interest rates and concern about upcoming earnings reports combined to inject volatility into the market. Not surprisingly, small-caps took a breather after their spurt during the previous quarter.

Inside you'll find a discussion of the Fund's performance, profiles of three holdings, and our near-term outlook for the economy and the market. Also included in this update is a note on the Fund's annual distributions.

                                                                    (LOGO)
                                                                ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW

We made up significant ground in a down period when volatility returned to the market as September ended, taking down nearly everything except energy and technology. Even though Artisan Small Cap declined 0.9% for the quarter, we significantly outperformed our benchmark, the Russell 2000 Index, which dropped 6.3%.

A number of factors, as noted earlier, contributed to the volatility, leading both large- and small-caps to retreat from their highs. However, our portfolio held up well versus the indices, aided by excellent performance from some of our technology holdings, profitable takeovers and our avoidance of Internet stocks. We continue to be enthusiastic about small-caps and believe that we may be emerging from a period where our style and discipline have been extremely out of favor.
                       ---------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS<F1>
                       ---------------------------------
                         FOR THE PERIODS ENDED 9/30/99

                        ARTISAN         RUSSELL          LIPPER
                     SMALL CAP FUND    2000 INDEX   SMALL CAP INDEX
                     --------------    ----------   ---------------

     ONE-YEAR               11.12%         19.07%         26.79%
     SINCE INCEPTION        10.24%         13.20%         12.97%
     (3/28/95)

                      ------------------------------------

In the company profiles that follow, we take a different approach than usual. Rather than focus on holdings that we added in the quarter just ended, we look at some that have done well for us and continue to have upside potential.

                                       1
                               INVESTMENT PROFILE
                              -------------------
                     MORRISON MANAGEMENT SPECIALISTS, INC.

MORRISON MANAGEMENT SPECIALISTS, INC., formerly Morrison Health Care, is the largest independent company focused exclusively on health care foodservice. Through its two divisions, Morrison Healthcare Food Services and Morrison Senior Dining, the company specializes in providing food, nutrition and dining services to the hospital and senior living markets. The Atlanta-based company serves some of the largest and most prominent integrated health care systems, hospitals and retirement communities in the United States.

                             TOP 10 HOLDINGS<F3>
                             ---------------------
------------------------------------------------------------------------------
COMPANY                                                                      %
------------------------------------------------------------------------------

HEALTHCARE FINANCIAL PARTNERS REIT, INC...Healthcarerelated real estate
   investments (144a)                                                     2.3%

ITI TECHNOLOGIES...Wireless home security systems                         1.9%

CEC ENTERTAINMENT...Chuck E. Cheese restaurants                           1.9%

SHOPKO STORES...Specialty discount retailer                               1.9%

APTARGROUP...Pumps, valves and closures for consumer packaging            1.8%

PLAYTEX PRODUCTS...Personal care products                                 1.7%

MACDERMID...Specialty chemical manufacturer                               1.6%

ALLIANT TECHSYSTEMS...Supplier of aerospace and defense products          1.6%

SYKES ENTERPRISES...Technical product support services                    1.6%

BELL & HOWELL COMPANY...imaging and information services and systems      1.6%

------------------------------------------------------------------------------
TOTAL                                                                    17.9%
==============================================================================

                        --------------------------------
                     MORRISON MANAGEMENT SPECIALISTS, INC.

The company enjoys a high client retention rate of 97% and strong volume of new business. The management of this highly focused company recently raised both its sales and earnings objectives for the next three years.<F2>

                                        2
                               INVESTMENT PROFILE
                                ------------------
                      ELECTRO SCIENTIFIC INDUSTRIES, INC.

This year has seen a boom in semiconductor demand created by upturns in spending on personal computers, telecommunications and the Internet. ELECTRO SCIENTIFIC INDUSTRIES, INC. (ESI) has proven to be an excellent vehicle for us to ride this boom.

As one of the most diversified suppliers of semi-conductor capital equipment, the company gives us exposure to virtually the entire semiconductor industry. And it has leading positions in equipment for memory yield improvement, circuit fine-tuning and ceramic capacitor production, as well as growing participation in advanced electronic packaging and machine vision.

Even though about 60% of sales come from exports and sales outside the U.S., ESI remained profitable through the downturn in Asian markets, and announced recently that it is continuing to invest in both R&D and distribution capability. We believe the company is positioned to take advantage of what we consider are improving conditions in its markets.<F2>

                                       3
                               INVESTMENT PROFILE
                              -------------------
                          TECHNOLOGY SOLUTIONS COMPANY

TECHNOLOGY SOLUTIONS COMPANY provides information technology (IT) services and strategic business consulting to clients throughout the world. Back in July, we purchased this stock after a review of IT services companies in the small-cap universe. We were looking specifically for companies that seemed poised to benefit from increased spending on electronic commerce and customer-relationship software.

We found Technology Solutions especially interesting. We consider eLoyalty, its wholly owned subsidiary, positioned to benefit from two of the most powerful trends in the IT market, consulting on both customer relationship management
(CRM) processes and the Internet. Formed in 1994 and formerly known as the Enterprise Customer Management (ECM) business unit, we view eLoyalty as a leader in an industry that has a significant barrier to entry.<F2>

                         DIVERSIFICATION BY SECTOR<F4>
                        -------------------------------

         ----------------------------------------------------------
         SECTOR                     %  SECTOR                    %
         ----------------------------------------------------------
         BASIC MATERIALS          7.2  REITS                   3.5
         CAPITAL GOODS            5.9  SERVICES               29.9
         CONGLOMERATES            0.0   BUSINESS SERVICES   11.6
         CONSUMER CYCLICAL        0.0   CONSUMER SERVICES   18.3
         CONSUMER/NON-CYCLICAL    4.5  TECHNOLOGY             16.6
         ENERGY                   7.1  TELECOMMUNICATIONS      7.0
         FINANCIAL                5.6  TRANSPORTATION          2.4
         HEALTHCARE               8.9  UTILITIES               1.4
         ----------------------------------------------------------
         TOTAL                                              100.0%
         ----------------------------------------------------------

                             ARTISAN SMALL CAP FUND

                             OUR VIEW ON SMALL-CAPS
                            -----------------------
                                LOOKING FORWARD

The issues that increased volatility in the third quarter are cause for concern. However, the companies in the portfolio are relatively insulated from currency fluctuations, and if the Fed decides to raise rates again, we believe that rates will remain low enough to encourage continued spending by businesses and consumers. In particular, we expect our retail holdings to enjoy a strong Christmas season.

We see our recent focus continuing. In technology, we'll look for companies that are poised to serve the exploding demand for Internet access and communications. In healthcare, we'll pursue our change in emphasis from service providers to product manufacturers. And we're likely to remain underweighted in financials, until the market is less concerned about an increase in rates.

We reiterate our belief, stated in last quarter's report, that small-caps are still quite undervalued relative to large-caps, and that investors who share this view may see a wonderful buying opportunity.

As noted earlier, we are pleased by the relative performance of small-caps. We'll proceed as before, looking for above-average growth potential at a reasonable price, with a focus on companies whose growth rates seem predictable and sustainable.

                                  SPECIAL NOTE
                                  -----------

1999 DISTRIBUTIONS. Your Artisan Fund, like other mutual funds, passes to you in the form of distributions any dividends and interest earned by securities in the portfolio or capital gains from sales of its portfolio securities, less fund expenses. These taxable distributions are reported as either ordinary dividends or capital gains.

We are in the process of calculating the ordinary income and capital gain distributions for all Artisan Funds for 1999. We anticipate paying distributions in early November. Estimated payment ranges will be available in early October. Please call toll-free 800.344.1770 for more information. We do not expect the Artisan Small Cap Fund to pay a distribution this year.

If you have questions regarding the reporting of distributions, you should consult your tax advisor or legal counsel for advice and information concerning your particular situation. Neither Artisan Funds nor any of its representatives may give tax or legal advice.

                              FUND STATISTICS<F5>
                              -------------------

               NUMBER OF HOLDINGS                               81
               MEDIAN MARKET CAP                      $647 million
               MEDIAN GROWTH RATE              2000E           24%
               MEDIAN P/E                      2000E         15.5X
               MEDIAN PRICE/INTRINSIC VALUE    2000E           64%
               EQUITY DIVIDEND YIELD                          0.2%

                                     NOTES
                                     -----
<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio managers, as of 10/1/99. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. On 9/30/99, Morrison Management Specialists, Electro Scientific Industries and Technology Solutions represented 1.4%, 1.4% and 1.3% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 9/30/99.

<F4> As a percentage of total portfolio equities as of 9/30/99.

<F5> Fund statistics are as of 9/30/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: October 11, 1999.

                                 ---------------
                                 1.800.344.1770
                                 ---------------
                              www.artisanfunds.com

                                                                         A9037-1
xxxxxx

-----------------------------------------------------------------------------
                           ARTISAN INTERNATIONAL FUND
-----------------------------------------------------------------------------

QUARTERLY UPDATE                                                 OCTOBER 1999

We are delighted to announce that for the period since inception (12/28/95) through 9/30/99, Artisan International Fund ranked #2 for total return among the 306 international funds tracked by Lipper Inc.<F1>

And, for the one-year period ending 9/30/99, the Fund outperformed 96% of international funds by ranking #23 for total return among the 578 international funds tracked by Lipper Inc.<F1>

Inside you'll find a brief review of the quarter's activity, profiles of three holdings, our current thinking on Japan along with other positive developments we see overseas plus a note on upcoming Fund distributions.

As always, thank you for the continued confidence you show in our investment team.

                                                                    (logo)
                                                                ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                            -----------------------

Most international markets moved sideways during the quarter, with the exception of Japan, where a stronger economy and signs of corporate restructuring helped to strengthen stock prices. For the quarter, the Fund gained 5.0%, while its benchmark, the EAFE index, rose 4.4%.<F1>

The big news for us during the quarter was Japan, where our quarter-end Japanese weighting surpassed 18% - our largest commitment there ever. In general, we haven't been this positive toward Japan in the last 10 years. We continue to be encouraged by the positive news we hear concerning increased shareholder friendliness, innovation and restructuring efforts that many Japanese companies have been adopting. We are particularly excited about opportunities in telecom and consumer finance as well as a few large restructuring candidates. As examples, two of this quarter's investment profiles will feature Japanese holdings.

                      -----------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS<F1>
                      -----------------------------------
                         FOR THE PERIODS ENDED 9/30/99

                        INTERNATIONAL       EAFE       LIPPER INT'L
                             FUND           INDEX       FUND INDEX
                       --------------    ----------   ---------------

       ONE-YEAR               51.82%         30.95%         27.64%
       SINCE INCEPTION        23.83%          9.47%         12.00%
       (12/28/95)

                                       1
                               INVESTMENT PROFILE
                            -----------------------
                            DEUTSCHE BANK (GERMANY)

Within the highly attractive sector of European banking, DEUTSCHE BANK is one of our favorites. Already Germany's dominant banking institution, it has embarked on a strategy to stimulate growth and enhance profitability.

Management has begun an aggressive cost-cutting program. It is also working to refocus the company and re-deploy assets by shedding several large holdings unrelated to the core business.

The bank also appears to see the wisdom of local alliances. We believe it may be considering an unprecedented joint venture in consumer banking with its long-time rival, Dresdner Bank. And we believe the bank's recent purchase of Bankers Trust strengthens its position in private banking and extends its capabilities as a global investment bank.<F2>

                          TOP 10 HOLDINGS<F3>
                         --------------------
-----------------------------------------------------------------------
COMPANY                                                              %
-----------------------------------------------------------------------

AT&T CANADA...Canadian telecommunications service provider        4.0%

NTT MOBILE COMMUNICATIONS NETWORK CORP...Japanese cellular
  telecommunications provider                                     3.1%

COLT TELECOM GROUP PLC...U.K. telephone service provider
  for European corporations                                       2.5%

BCE INC...Canadian full-service telecommunications provider       2.5%

PROMISE COMPANY LTD...Japanese consumer finance company           2.2%

RACAL ELECTRONICS PLC...U.K. telecommunications service provider  2.2%

NORTEL NETWORKS CORP...Canada-based provider of global
  telecommunications systems                                      2.2%

TAKEFUJI CORPORATION...Japanese consumer finance company          2.1%

TELEWEST COMMUNICATIONS PLC...Cable television provider in U.K.   2.0%

SECURICOR PLC...U.K. provider of security and
  recruitment services                                            1.9%

-----------------------------------------------------------------------
TOTAL                                                            24.7%
=======================================================================

                                       2
                               INVESTMENT PROFILE
                             ---------------------
                              TRANS COSMOS (JAPAN)

One of Japan's largest providers of outsourcing services, Trans Cosmos offers data processing, call center management and other information and technology services (IT). Structural changes taking place in Japan appear to point to significant growth in both outsourcing and IT services.

We're very intrigued by the potential synergy between the company's outsourcing business and its newer, Internet-related operations. To provide a range of support services to companies engaged in e-commerce, Trans Cosmos has joined with some larger companies to offer an Internet news service, Internet broadcasting and targeted advertising on the Internet.

Trans Cosmos is also part of a venture capital group with stakes in about 20 Internet-related U.S. holdings. The company's objective is to translate these investments into joint ventures in Japan, where it already is engaged in efforts with such notable U.S. companies as DoubleClick, RealNetworks and Wit Capital.<F2>
                                       3
                               INVESTMENT PROFILE
                              -------------------
                   NIPPON TELEGRAPH AND TELEPHONE CORP. (NTT)
                                    (JAPAN)

NTT is one of the world's largest telephone operators. It offers all types of domestic telecommunications services, including local calls, domestic long-distance calls, ISDN lines, and leased circuits.

                        -------------------------------
                   NIPPON TELEGRAPH AND TELEPHONE CORP. (NTT)
                                    (JAPAN)

We believe that NTT will be a major beneficiary of the fast-growing Internet and data demand in Japan. The company has a fully digitized nationwide network, and its optical fiber coverage is among the world's highest. In addition, we see a multiple re-rating in the valuation of its cellular business.

NTT shares are trading largely in line with their global peers from an earnings multiple standpoint. However, given its growth and restructuring opportunities, and the difficult economic environment in which it has operated, we believe its shares are being discounted by the market.<F2>

                         REGION/COUNTRY ALLOCATION<F3>
                         -----------------------------
               ---------------------------------------------------
               EUROPE              55.5%      ASIA/PACIFIC  23.8%
               ---------------------------------------------------
               UNITED KINGDOM       19.3      JAPAN          18.4
               ITALY                 6.6      AUSTRALIA       2.6
               FRANCE                6.3      SINGAPORE       2.4
               GERMANY               6.0      NEW ZEALAND     0.4
               SWITZERLAND           5.6      -------------------
               NETHERLANDS           4.6      LATIN AMERICA  4.7%
               FINLAND               2.0      -------------------
               SPAIN                 1.9      BRAZIL          3.0
               SWEDEN                1.8      MEXICO          1.7
               AUSTRIA               0.7      -------------------
               NORWAY                0.4      NORTH AMERICA 15.4%
               IRELAND               0.2      -------------------
               DENMARK               0.1      CANADA         14.0
                                              BERMUDA         1.4
                                              -------------------
                                              CASH           0.6%
                                              -------------------


                           ARTISAN INTERNATIONAL FUND

                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

In Europe, and more recently in Japan, we continue to witness the beginnings of a shift in how companies are being managed - with an increased focus on profitability. As a result, we're more optimistic than ever about opportunities abroad. While these changes are occurring in many different markets, they are most evident in Europe, where a substantial portion of our assets are currently invested.

On several fronts, we see much greater emphasis on profits. The growing use of stock options as a management incentive, margin improvement through cost cutting and better and more uniform financial disclosure are being emphasized. Another factor is increased economic rationalization, such as recent ground-breaking - mergers...in Japan, among three of the country's more prominent banks, and in France, between rival megastores Carrefours and Promodes.

We also see the emergence of an equity culture - from the privatization of pensions and the adoption of 401(k)-type plans to the proposed establishment of a Nasdaq-type market - that we expect to greatly increase the current low level of equity ownership. Based on these changes - and others we've previously discussed - we anticipate strong profit growth and rising equity values. As always, it will be our objective to find the most promising opportunities.

                                SPECIAL NOTE
                                ------------

1999 DISTRIBUTIONS. Your Artisan Fund, like other mutual funds, passes to you in the form of distributions any dividends and interest earned by securities in the portfolio or capital gains from sales of its portfolio securities, less fund expenses. These taxable distributions are reported as either ordinary dividends or capital gains.

We are in the process of calculating the ordinary income and capital gain distributions for all Artisan Funds for 1999. We anticipate paying distributions in early November. Estimated payment ranges will be available in early October. Please call toll-free 800.344.1770 for more information.

If you have questions regarding the reporting of distributions, you should consult your tax advisor or legal counsel for advice and information concerning your particular situation. Neither Artisan Funds nor any of its representatives may give tax or legal advice.

WALL STREET WEEK WITH LOUIS RUKEYSER APPEARANCE. Mark Yockey is scheduled to appear on Wall Street Week on Friday, October 22, 1999. Please check your local PBS listings for time and channel.

                              FUND STATISTICS<F4>
                              -------------------

            NUMBER OF HOLDINGS                                106
            WEIGHTED AVERAGE MARKET CAP             $24.3 billion
            WEIGHTED AVERAGE
            GROWTH RATE                      2000E          13.4%
            WEIGHTED AVERAGE P/E             2000E          18.8X

                                     NOTES
                                     -----


<F1> PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, SOMETIMES LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, DIFFERENT ACCOUNTING METHODS AND HIGHER TRANSACTION COSTS, WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Morgan Stanley Capital International EAFE Index (EAFE) is unmanaged and includes net reinvested dividends for companies throughout the world, excluding the U.S. and Canada, in proportion to world stock market capitalization. EAFE's average annual return since inception of the Fund is based upon a starting date of December 31, 1995. The Lipper International Fund Index reflects the net asset weighted return of the 30 largest international funds. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 10/1/99. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 9/30/99, Deutsche Bank, Trans Cosmos and NTT represented 1.9%, 1.5% and 1.4% of the Fund's total net assets, respectively.

<F3> As a percentage of total net assets as of 9/30/99.

<F4> Fund statistics are as of 9/30/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: October 11, 1999.


                               -----------------
                                 1.800.344.1770
                               -----------------
                              www.artisanfunds.com

                                                                         A9037-3
xxxxx

-----------------------------------------------------------------------------
                              ARTISAN MID CAP FUND
-----------------------------------------------------------------------------

QUARTERLY UPDATE                                                 OCTOBER 1999

Thank you for investing in Artisan Mid Cap Fund. We are pleased to provide you with this update for the third quarter of 1999.

The market's volatility as the quarter closed resulted in disappointing absolute performance for the period even as the Fund outperformed its benchmark index. Artisan Mid Cap Fund declined 1.2% for the quarter, while its benchmark index, the S&P 400, fell 8.4%.<F1>

Inside you'll find a review of the quarter's events, profiles of some recent investments, and our investment outlook for the quarter ahead. Also included in this update is a note on the Fund's annual distributions.

                                                                   (logo)
                                                                ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                             ----------------------

The market became volatile and narrowed in September, reacting to an interest rate increase from the Federal Reserve and concerns that an another increase was on the horizon. Pressure on the dollar and earnings disappointments also fostered volatility. As we noted earlier, Artisan Mid Cap Fund outperformed when compared to its index, as the Fund generally held up while the market focused its attention on a narrow group of technology issues at the end of the quarter.

To put the Fund's performance in context, it's informative to review some other results for the quarter. According to preliminary data supplied by Lipper Inc., the average diversified stock fund fell 5.38%. A quick survey of widely followed indexes shows similar performance. The S&P 500 slipped each month of the quarter, ending down 6.25% for the period and the Russell 2000 was off 6.3%. The Nasdaq Composite was up 2.24% for the period; however, year-to-date, if technology stocks are removed from the Nasdaq, it too would be down.<F2>


                       ----------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                       ----------------------------------
                         FOR THE PERIODS ENDED 9/30/99

                                         S&P 400        LIPPER
                     MID CAP FUND     MIDCAP INDEX MIDCAP FUND INDEX
                     --------------    ----------  -----------------

     ONE-YEAR               50.00%         25.50%         33.44%
     SINCE INCEPTION        34.64%         14.58%         13.83%
     (6/27/97)

                                       1
                               INVESTMENT PROFILE
                              --------------------
                             NATIONAL SEMICONDUCTOR

NATIONAL SEMICONDUCTOR makes analog, digital, and mixed-signal (combining analog and digital functions) integrated circuits used in communications devices, networking equipment, and automobiles. The company's customers include Compaq, Delphi Automotive, Lucent, Samsung, and Siemens. Nearly 60% of its sales are in Asia and Europe.

For much of the '90s, the company's growth was compromised because of poor acquisitions and over-building of facilities early in the decade. In 1998, the Board of Directors took steps to reinvigorate the company. It sold 75 of the company's 80 facilities and re-focused on the core business, deciding to stop competing with Intel in the PC chip business.<F3>

                         TOP 10 HOLDINGS<F4>
                         --------------------

----------------------------------------------------------------------
COMPANY                                                              %
----------------------------------------------------------------------

METTLER-TOLEDO...Leader in precision weighing instruments         4.0%

ZEBRA TECHNOLOGIES CORP...Thermal bar code printer manufacturer   4.0%

LIBERTY MEDIA...Cable television programming                      3.3%

NATIONAL SEMICONDUCTOR CORP...Manufacturer of
  semiconductor products                                          3.2%

SYMANTEC CORPORATION...Designs, delivers and supports
  utility software products                                       3.2%

SYMBOL TECHNOLOGIES INC...Develops, manufactures and sells
  portable barcode scanning equipment                             3.0%

AMERICAN POWER CONVERSION...Uninterruptible power supplies        2.8%

SYBRON INTERNATIONAL CORP...Consolidator in the dental supply
  and dental lab industry                                         2.5%

MILLIPORE CORPORATION...Manufactures products for analysis
  and purification of fluids                                      2.5%

DEVON ENERGY CORPORATION...Natural gas and exploration company    2.4%

-----------------------------------------------------------------------
TOTAL                                                            30.9%
=======================================================================

                       ----------------------------------
                             NATIONAL SEMICONDUCTOR

And product development is evident. The company is developing the next generation of microchip, called a system-on-a-chip, which combines a microprocessor and logic and memory components in a single unit.

As these changes took place, the company enjoyed a recovery in demand for semiconductors, driven by a new product cycle for consumer electronics. We believe this combination of factors - renewed focus and continuing cyclical upturn - could result in substantial margin improvement in the near future.<F3>


                                       2
                               INVESTMENT PROFILE
                              -------------------
                                  DYNEGY INC.

DYNEGY INC. is a power dynamo and one of the largest natural gas marketers in the U.S. Formerly NGC, Dynegy engages in natural gas processing, transportation, and fractionation. It also is developing electric power plants, reinforcing its move into the electricity market in response to deregulation. The company, which operates in Canada, the UK, and the U.S., also markets coal, crude oil, electricity, and natural gas.

To us, the major players of the future will be those who sell, generate, and deliver power nationally. We believe Dynegy is there already. It has emerged as a strong second to industry leader Enron as wholesale gas and power markets are deregulated. We believe Dynegy has a strong asset base and the expertise to prosper in the new energy environment.

                      --------------------------------
                                  DYNEGY INC.

In June, Dynegy and Illinova Corporation, an energy services holding company, announced an agreement to merge. We feel the resulting company could be well-positioned to capitalize on opportunities created by energy convergence and deregulation.<F3>
                         DIVERSIFICATION BY SECTOR<F5>
                         -----------------------------

          ------------------------------------------------------------
          SECTOR                          %   SECTOR                 %
          ------------------------------------------------------------
          BASIC MATERIALS               3.4   HEALTHCARE           3.8
          CAPITAL GOODS                14.1   REITS/PROPERTY       2.0
          CONGLOMERATES                 0.0   SERVICES            19.2
          CONSUMER CYCLICAL             2.7   TECHNOLOGY          26.3
          CONSUMER/NON-CYCLICAL         3.1   TELECOMMUNICATIONS   9.6
          ENERGY                        6.9   TRANSPORTATION       1.4
          FINANCIAL                     4.5   UTILITIES            3.0
          -------------------------------------------------------------
          TOTAL                                                 100.0%
          =============================================================

                           MARKET CAP DISTRIBUTION<F5>
                          ----------------------------

         -------------------------------------------------------------
               MARKET CAP          MID CAP FUND            S&P 400
            (IN $ BILLIONS)            (%)                   (%)
         -------------------------------------------------------------
              $0.0 to 0.5               0.3                   1.2
               0.5 to 1.0              10.7                   8.1
               1.0 to 2.0              26.3                  24.2
               2.0 to 3.0              24.6                  24.0
               3.0 to 4.0              16.2                  13.6
               4.0 to 5.0               8.4                   9.0
               5.0 to 6.0               4.8                   5.2
               6.0 to 7.0               2.0                   4.5
               7.0 to 8.0               1.1                   0.9
                  8.0+                  5.6                   9.3
         -------------------------------------------------------------
         TOTAL                        100.0%                100.0%
         =============================================================

                              ARTISAN MID CAP FUND

                             OUR VIEW OF THE MARKET
                            ------------------------
                                LOOKING FORWARD

The market reversed itself in the third quarter, moving from blessing a broad range of securities to once again anointing a select few.

Rising interest rates and the threat of additional Fed action, Y2K fears, a declining dollar, and disappointing earnings all combined to shift the focus of the market. We don't envision any of these issues disappearing soon. Also, consumer confidence could weigh in and bring additional concerns. We believe that a consensus on market direction hasn't yet formed and, in the meantime, we can expect continued volatility.

What is clear to us is the emergence of significant trends in areas such as data processing, storage and transmission, telecommunications and energy that are creating entirely new business models and major lifestyle changes.

We're also looking for more opportunities to take advantage of Asia's reviving economies. We're interested in finding U.S. companies that are able to meet accelerating demand in critical areas, companies that meet our investment criteria: a franchise company...experiencing a positive growth trend...selling at attractive valuations.

                                  SPECIAL NOTE
                                 -------------

1999 DISTRIBUTIONS. Your Artisan Fund, like other mutual funds, passes to you in the form of distributions any dividends and interest earned by securities in the portfolio or capital gains from sales of its portfolio securities, less fund expenses. These taxable distributions are reported as either ordinary dividends or capital gains.

We are in the process of calculating the ordinary income and capital gain distributions for all Artisan Funds for 1999. We anticipate paying distributions in early November. Estimated payment ranges will be available in early October. Please call toll-free 800.344.1770 for more information.

If you have questions regarding the reporting of distributions, you should consult your tax advisor or legal counsel for advice and information concerning your particular situation. Neither Artisan Funds nor any of its representatives may give tax or legal advice.

                              FUND STATISTICS<F6>
                              --------------------

          NUMBER OF HOLDINGS                                        60
          MEDIAN MARKET CAP                               $2.5 billion
          WEIGHTED AVG. GROWTH RATE           2000E                18%
          WEIGHTED AVERAGE P/E                2000E              16.3X
          MEDIAN PRICE/INTRINSIC VALUE        2000E                67%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.
     PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The S&P 400 MidCap Index is an unmanaged, market-weighted index, with dividends reinvested, of 400 mid-cap companies. The Lipper Mid Cap Fund Index reflects the net asset weighted return of the 30 largest mid-cap funds, with dividends reinvested. From its inception through 6/30/99, the Artisan Mid Cap Fund was reimbursed for expenses in excess of 2.00% of its average net assets, which may have had a material effect on the Fund's total return. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Barron's, October 4, 1999, page F3. The S&P 500 is a market-weighted average of 500 large companies, with dividends reinvested. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Nasdaq Composite is a market value-weighted index of over 5,000 over-the-counter securities.

<F3> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 10/1/99. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 9/30/99, Dynegy Inc., Illinova Corporation and Enron represented 2.3%, 0.0% and 0.0% of the Fund's total net assets, respectively.

<F4> As a percentage of total net assets as of 9/30/99.

<F5> As a percentage of total portfolio equities as of 9/30/99.

<F6> Fund statistics are as of 9/30/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: October 11, 1999.

                                ----------------
                                 1.800.344.1770
                                ----------------
                              www.artisanfunds.com

                                                                      A9037-2
xxxxx

-----------------------------------------------------------------------------
                          ARTISAN SMALL CAP VALUE FUND
-----------------------------------------------------------------------------

QUARTERLY UPDATE                                                 OCTOBER 1999

Thank you for investing in Artisan Small Cap Value Fund. We are pleased to present this update for the third quarter of 1999.

The broadening of the market that began in April, resulting in revived interest in small-caps, slowed in the third quarter. Although the Artisan Small Cap Value Fund declined 4.2% for the period, it outperformed its benchmark, the Russell 2000 Value Index, which fell 7.8% during the quarter.<F1>

Inside, we discuss the Fund's quarterly performance, three holdings, and our outlook for investing in the upcoming quarter. Also included in this update is a note on the Fund's annual distributions.

                                                                    (logo)
                                                                ARTISAN FUNDS

                             THIRD QUARTER OVERVIEW
                            ------------------------

After posting robust gains in the second quarter, small-caps retreated in the recent period. Rising interest rates, inflation fears and weak earnings arrested a broad-based rally. The market reverted to a familiar theme to focus on a narrow selection of securities with technology and energy emerging as the biggest gainers.

We took advantage of the strength in energy to sell some positions and move assets into sectors where we see opportunity, such as information technology and manufactured housing. And, we benefited from a buyout - Host Marriott Services - which agreed to a price representing a nice premium to its trading level.<F2>

The Fund (which lost 4.2% in the quarter), and small-caps in general, held up to the market's retreat at the end of the period when compared to the 5.38% drop in the average diversified U.S. stock fund as reported by Lipper Inc., and the 6.25% drop in the S&P 500.<F3>

                       ----------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS<F1>
                       ----------------------------------
                         FOR THE PERIODS ENDED 9/30/99

                                            RUSSELL             LIPPER
             SMALL CAP VALUE FUND      2000 VALUE INDEX   SMALL CAP FUND INDEX
             ---------------------     -----------------  ---------------------

ONE-YEAR               18.85%                5.83%               26.79%
SINCE INCEPTION         3.87%               -3.68%                0.18%
 (3/28/95)

                                       1
                               INVESTMENT PROFILE
                             ---------------------
                                 GRIEF BROTHERS


GRIEF BROTHERS principally manufactures industrial shipping containers and containerboard and related products that it sells directly to customers primarily in the U.S. and Canada. The company is a major player in the shipping container market.

However, it's the company's timber story we find compelling. It owns about 320,000 acres, mostly in the Southeast and some in Canada. Management now considers timber to be a core business and is committed to managing it more aggressively. Grief Brothers has retained a consultant on land management and hired a team to manage its forests as a profit center. So, we believe this business segment may generate higher and more consistent earnings than in the past.<F2>
                              TOP 10 HOLDINGS<F4>
                            -----------------------

----------------------------------------------------------------------------
COMPANY                                                                   %
----------------------------------------------------------------------------

LONE STAR INDUSTRIES...Cement and ready mix concrete                   2.9%

GLEASON CORPORATION...Gear manufacturing equipment producer            2.7%

MUELLER INDUSTRIES...Manufacturer/distributor of plumbing supplies     2.6%

HILB, ROGAL & HAMILTON...Insurance broker                              2.6%

ANNUITY LIFE AND RE (HOLDINGS) LTD...Life and annuity reinsurance      2.4%

ADVO INCORPORATED...Direct mail marketing services                     2.1%

GREY ADVERTISING...Advertising agency                                  2.0%

GENLYTE GROUP INCORPORATED...Commercial, industrial and
  residential lighting                                                 2.0%

WHITE MOUNTAINS INSURANCE GROUP...Property and
  casualty insurance                                                   1.9%

CLEVELAND CLIFFS INCORPORATED...Iron ore supplier                      1.9%

---------------------------------------------------------------------------
TOTAL                                                                 23.1%
===========================================================================

                                       2
                               INVESTMENT PROFILE
                               ------------------
                                  BARNETT INC.

BARNETT INC. has a business model we consider outstanding. It distributes plumbing, electrical and hardware products directly to small contractors, small independent hardware stores and industrial maintenance departments through six distinct comprehensive catalogs supported by a nationwide network of distribution centers and a sophisticated telesales operation.

Barnett serves more than 65,000 active customers with a broad product line of nearly 12,000 items, about 30% of which are higher margin private label offerings. We view Barnett as earning a high return on its invested capital, yet, based on our cost and earnings projections, we consider the stock's valuation to be low.

There's an additional attraction, too. About 44% of Barnett's stock is owned by Waxman Industries, Inc., a distributor of similar products, but to large retailers such as Kmart, Sears and Target. Barnett has announced it is considering the repurchase of its shares owned by Waxman and preliminary discussions have occurred.<F2>



                                       3
                               INVESTMENT PROFILE
                           -------------------------
                            REGAL BELOIT CORPORATION

REGAL BELOIT CORPORATION operates in two related businesses. The mechanical group manufactures mechanical power transmission products for an array of uses, including conveyor systems, automobiles and flow control. The electrical group makes electric motors, a business that has grown much more prominent recently.

                       ----------------------------------
                            REGAL BELOIT CORPORATION

Central to the company's success is its knack of acquiring related product lines or companies, folding those operations into the existing corporate structure, and realizing continued growth and income without significant periods of transition.

Historically, the company has earned a high return on capital and generated significant free cash flow to pay for acquisitions. While recent purchases have entailed the assumption of some debt, we believe the unrealized profit in these acquisitions will help pay down debt and sustain earnings growth. And, although the mechanical group continues to see softness in its end markets, free cash flow remains strong. We believe the stock already may have been discounted for this near-term weakness.<F2>

                           DIVERSIFICATION BY SECTOR<F5>
                           -----------------------------
            -----------------------------------------------------------
            SECTOR                    %     SECTOR                    %
            -----------------------------------------------------------
            BASIC MATERIALS        17.2     HEALTHCARE              1.5
            CAPITAL GOODS          18.4     REITS                   1.9
            CONGLOMERATES           0.0     SERVICES               11.0
            CONSUMER CYCLICAL      11.6     TECHNOLOGY              9.1
            CONSUMER/NON-CYCLICAL   2.0     TRANSPORTATION          1.5
            ENERGY                  2.8     UTILITIES               1.6
            FINANCIAL              21.4
            -----------------------------------------------------------
            TOTAL                                                100.0%
            ===========================================================

                          ARTISAN SMALL CAP VALUE FUND

                             OUR VIEW OF THE MARKET
                             ---------------------
                                LOOKING FORWARD

We've reached that time of year when bargains can appear. As the year ends, a number of factors may individually or in combination provide atypical influence on share prices. It's a time when companies that aren't doing well take write-offs or reserves, when earnings disappointments can take an especially heavy toll, when investors indulge in tax-loss selling and when asset managers do some window dressing. These short-term dislocations may provide attractive long-term opportunities. Given the market's recent weakness, we believe this scenario may likely emerge.

We'll continue our efforts to enhance the portfolio with what we consider high quality companies. We're looking at companies residing in the larger capitalization end of the small-cap spectrum, often market leaders, that have histories of high returns, generous levels of free cash, and strong prospects for longer-term growth. We've been buying such companies recently, and as long as the market continues presenting such companies at moderate prices, we'll gladly make the most of the opportunity.

We believe the market may stay rocky for a while. We see issues such as a weakening dollar, record trade deficits, Y2K preparedness, questionable earnings and interest rate concerns creating an investment environment that's less than benign.

                                SPECIAL NOTE
                               ---------------

1999 DISTRIBUTIONS. Your Artisan Fund, like other mutual funds, passes to you in the form of distributions any dividends and interest earned by securities in the portfolio or capital gains from sales of its portfolio securities, less fund expenses. These taxable distributions are reported as either ordinary dividends or capital gains.

We are in the process of calculating the ordinary income and capital gain distributions for all Artisan Funds for 1999. We anticipate paying distributions in early November. Estimated payment ranges will be available in early October. Please call toll-free 800.344.1770 for more information.

If you have questions regarding the reporting of distributions, you should consult your tax advisor or legal counsel for advice and information concerning your particular situation. Neither Artisan Funds nor any of its representatives may give tax or legal advice.

                              FUND STATISTICS<F6>
                             --------------------

          NUMBER OF HOLDINGS                                   92
          MEDIAN MARKET CAP                          $291 million
          WEIGHTED AVG. MARKET CAP                   $420 million
          MEDIAN PRICE/BOOK VALUE                            1.2X
          MEDIAN P/E                     1999E              11.2X
          EQUITY DIVIDEND YIELD                              1.3%

                                     NOTES
                                     -----

<F1> PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST  PERFORMANCE AND DO
     NOT GUARANTEE FUTURE RESULTS. AN INVESTMENT IN A MUTUAL FUND THAT CONCENTRATES ITS PORTFOLIO IN VALUE STOCKS AND THE STOCKS OF SMALLER COMPANIES MAY PRESENT ADDITIONAL RISKS INCLUDING A SHORTER HISTORY OF OPERATIONS, HIGHER VOLATILITY AND LESS LIQUIDITY, ALL OF WHICH ARE DISCUSSED IN THE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. Investment return and principal value will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2000 small companies. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small Cap Fund Index reflects the net asset weighted return of the 30 largest small-cap funds, with dividends reinvested. The returns of the indices do not include the payment of sales commissions or other expenses incurred in the purchase of the securities included in the index.

<F2> Portfolio profiles are for illustration only and are not intended as recommendations of individual stocks. The profiles present information about the companies believed to be accurate, and the views of the portfolio manager, as of 10/1/99. That information and those views may change and the Fund disclaims any obligation to advise shareholders of any such changes. As of 9/30/99, Host Marriott Services, Grief Brothers, Barnett Inc. and Regal Beloit represented 0.0%, 1.7%, 1.1% and 1.9% of the Fund's total net assets, respectively.

<F3> Barron's, October 4, 1999, page F3. The S&P 500 is a market-weighted average of 500 large companies, with dividends reinvested.

<F4> As a percentage of total net assets as of 9/30/99.

<F5> As a percentage of total portfolio equities as of 9/30/99.

<F6> Fund statistics are as of 9/30/99.

     Artisan Funds offered through Artisan Distributors LLC, 1000 North Water Street, Milwaukee, WI 53202, member NASD.

     Date of first use: October 11, 1999.

                                ---------------
                                 1.800.344.1770
                                ----------------
                              www.artisanfunds.com

                                                                         A9037-4